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                                                                   EXHIBIT 99.01


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                                                                  EXECUTION COPY



             ASSIGNMENT NO. 7 OF RECEIVABLES IN ADDITIONAL ACCOUNTS

      (As required by Section 2.09 of the Pooling and Servicing Agreement)

                  ASSIGNMENT NO. 7 OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of July 18, 2001 (this "Assignment"), by and among (i) AMERICAN EXPRESS CENTURION BANK, a Utah chartered, FDIC insured industrial loan company, and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, a Delaware corporation, as transferors (together, the "Transferors"), and (ii) THE BANK OF NEW YORK, a New York banking corporation not in its individual capacity but solely as trustee (the "Trustee"), pursuant to the Agreement referred to below.

                                   WITNESSETH

                  WHEREAS the Transferors and the Trustee and American Express Travel Related Services Company, Inc., as the Servicer (the "Servicer"), are parties to the Pooling and Servicing Agreement dated as of May 16, 1996, as amended by the First Amendment to the Pooling and Servicing Agreement, dated as of March 30, 2001 (as so amended, the "Agreement");

                  WHEREAS, pursuant to the Agreement, the Transferors wish to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Agreement); and

                  WHEREAS the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

                  NOW, THEREFORE, the Transferors and the Trustee hereby agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

                  "Additional Accounts" has the meaning set forth in Section 2.

                  "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, July 18, 2001.

                  "Addition Cut-Off Date" shall mean, with respect to the Additional Accounts designated by this Assignment, the close of business on June 24, 2001.

                  "Addition Selection Date" shall mean, for the added accounts with the code designation "O," the close of business on the cycle billing date for such added accounts occurring in the period beginning on the close of business on January 2, 2001 and ending at the close of business on January 30, 2001, and beginning on the close of business on March 5, 2001 and ending at the close of business on March 25, 2001.

                  2. Designation of Additional Accounts. On or before the date hereof, the Transferors will deliver to the Trustee computer files, microfiche lists or printed lists containing a true and complete schedule identifying all

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Additional Accounts designated hereby by code designation "O" (the "Additional
Accounts") and specifying for each Additional Account its account number and the aggregate amount of Receivables outstanding in such Additional Account on the Addition Cut-Off Date, which computer files or lists shall be Schedule 1 hereto and shall supplement Schedule 1 to the Agreement.

                  3. Conveyance of Receivables. (a) The Transferors do hereby transfer, assign, set over, sell and otherwise convey, without recourse except as set forth in the Agreement, to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all their respective right, title and interest in, to and under the Receivables of such Additional Accounts existing at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all Collections (including Recoveries) and proceeds (including Insurance Proceeds and "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Trustee, any Investor Certificateholder or any Series Enhancer of any obligation of the Servicer, the Transferors or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto.

                        (b) The Transferors agree to record and file, at their own expense, financing statements (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created in Additional Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of their interest in such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trustee on or prior to the Addition Date. The Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

                        (c) In connection with such sale, the Transferors further agree, at their own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts designated hereby have been conveyed to the Trust pursuant to the Agreement and this Assignment for the benefit of the Certificateholders by including in the securitization field of such computer files the code "O" for each such Additional Account.

                        (d) The parties hereto intend that each transfer of Receivables and other property pursuant to this Assignment constitute a sale, and not a secured borrowing, for accounting purposes. Nevertheless, the Transferors do hereby grant to the Trustee a security interest in all of their right, title and interest, whether now owned or hereafter acquired, in and to the Receivables existing in each of the Additional Accounts at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all Collections (including Recoveries) and proceeds (including Insurance Proceeds and "proceeds" as defined in the UCC) thereof. This Assignment constitutes a security agreement under the UCC.

                  4. Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to
Section 3 of this Assignment, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Agreement for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the

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Transferors delivered to the Trustee the computer files or microfiche lists described in Section 2 of this Assignment.

                  5. Representations and Warranties of the Transferors. Each Transferor hereby severally represents and warrants to the Trustee, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

                        (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                        (b) Eligibility of Accounts. As of the Addition Selection Date, each Additional Account designated hereby is an Eligible Account and each Receivable in each Additional Account designated hereby is an Eligible Receivable;

                        (c) Insolvency. As of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to such Transferor has occurred and the transfer by such Transferor of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof;

                        (d) Pay Out Event. Such Transferor reasonably believes that (A) the addition of the Receivables arising in the Additional Accounts will not, based on the facts known to such Transferor, then or thereafter cause a Pay Out Event to occur with respect to any Series and (B) no selection procedure was utilized by such Transferor which would result in the selection of Additional Accounts (from among the available Eligible Accounts owned by such Transferor) that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Addition Date;

                        (e) Security Interest. This Assignment constitutes a valid sale, transfer and assignment to the Trustee of all right, title and interest, whether now owned or hereafter acquired, of such Transferor in the Receivables existing in each of the Additional Accounts at the close of business on the Addition Cut-Off Date or thereafter created, all monies due or to become due and all amounts received with respect thereto and, to the extent set forth in the UCC in effect in the relevant state, the "proceeds" thereof, or, if this Assignment does not constitute a sale of such property, it creates a valid and continuing security interest (as defined in the applicable
         UCC) in favor of the Trustee in such property, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from such Transferor. Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trustee shall have a first priority perfected security or ownership interest in such property, except for (i) Liens permitted under clause (d) of the definition of "Eligible Receivable" in the Agreement, (ii) the interests of the holders of the Transferor Certificates under the Agreement and (iii) the right to receive interest and investment earnings (net of losses and investment expenses) in respect of the Collection Account as provided in the Agreement or any Series Account if so provided in the applicable Supplement. The Receivables described in Section 3 of this Assignment constitute "accounts" within the meaning of the applicable UCC;

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                        (f) Creation. At the time of its transfer of any
         Receivable to the Trustee pursuant to this Assignment, such Transferor owned and had good and marketable title to such Receivable free and clear of any lien, claim or encumbrance of any Person;

                        (g) Perfection. Such Transferor has caused or will have caused, within ten (10) days of the initial execution of this Assignment, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Trustee pursuant to this Assignment;

                        (h) Priority. Other than the security interest granted to the Trustee pursuant to this Assignment, such Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables described in Section 3 of this Assignment. Such Transferor has not authorized the filing of and is not aware of any financing statements against such Transferor that include a description of such Receivables other than any financing statement relating to the transfer and security interest granted to the Trustee pursuant to this Assignment or that has been terminated. Such Transferor is not aware of any judgment or tax lien filings against such Transferor;

                        (i) No Conflict. The execution and delivery by such Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound;

                        (j) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment;

                        (k) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by such Transferor in connection with the execution and delivery of this Assignment by such Transferor and the performance of the transactions contemplated by this Assignment by such Transferor, have been obtained; and

                        (l) List of Accounts. As of the Addition Date, to the best knowledge of the Transferors, the computer files or microfiche lists of Additional Accounts complies with the requirements of Section 2 hereof.

         The representations and warranties in clauses (e) through (h) above shall survive until the termination of the Agreement. Such representations and warranties speak of the date of this Assignment and as of the Addition Date but shall not be waived by any of the parties to this Assignment unless each Rating

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Agency shall have notified the Transferors, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

                  6. Ratification of Agreement. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

                  7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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                  IN WITNESS WHEREOF, each Transferor and the Trustee have
caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                        AMERICAN EXPRESS CENTURION BANK,
                                            as a Transferor


                                        By   /s/  Maureen A. Ryan
                                             ---------------------------
                                             Name:  Maureen A. Ryan
                                             Title: Assistant Treasurer



                                        AMERICAN EXPRESS RECEIVABLES
                                            FINANCING CORPORATION II,
                                               as a Transferor


                                        By   /s/  Leslie R. Scharfstein
                                             ---------------------------
                                             Name:  Leslie R. Scharfstein
                                             Title: President


                                        THE BANK OF NEW YORK,
                                         not in its individual capacity,
                                         but solely as Trustee


                                        By   /s/  Catherine Cerilles
                                             ---------------------------
                                             Name:  Catherine Cerilles
                                             Title: Assistant Vice President







                      [Signature Page - Assignment No. 7]